STAR Global Buy-Write ETF (NYSE Arca Ticker: VEGA)

SUMMARY PROSPECTUS – October 28, 2013

Before you invest in the AdvisorShares Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated October 28, 2013, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/fund/vega. You may also obtain this information at no charge by calling 877.THE.ETF1 (877.843.3831) or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE

The STAR Global Buy-Write ETF (the “Fund”) seeks consistent repeatable returns across all market cycles.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	1.35%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	1.00%
ACQUIRED FUND FEES AND EXPENSES (a)	0.25%
TOTAL ANNUAL FUND OPERATING EXPENSES (b)	2.60%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT (c)	0.50%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT (b)	2.10%

(a)	As a shareholder in certain exchange-traded funds (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” do not reflect the operating expenses of exchange-traded products that are not investment companies in which the Fund invests, including exchange-traded notes and exchange-traded pooled investment vehicles not registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”).

(b)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights (and the Fund’s financial statements) because the financial highlights include only the Fund’s direct operating expenses and do not include “Acquired Fund Fees and Expenses”.

(c)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, Acquired Fund Fees and Expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 1.85% of the Fund’s average daily net assets for at least a year from the date of this Prospectus. The expense limitation agreement may be terminated, without payment of any penalty, (i) by the Trust, for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust at its principal place of business, such termination to be effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
STAR Global Buy-Write ETF	$213	$760	$1,335	$2,895

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. For the period from September 17, 2012, the Fund’s commencement of operations, through the most recent fiscal year ended June 30, 2013, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is primarily a “fund of funds” and intends to invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) that seek to track a diversified basket of global indices and investment sectors that meet certain selection criteria established by Partnervest Advisory Services, LLC (the “Sub-Advisor”). The Fund also may invest, subject to the same selection criteria, in exchange-traded products that invest directly in commodities or currencies and that are registered only pursuant to the Securities Act of 1933, as amended, (collectively, with ETFs and ETNs, (“ETPs”)). The selection criteria include size, historical track record, diversification among indices, the correlation of an index to other indices and an ability to write covered call options on the particular ETP. The Fund also may invest in individual securities. Individual security selection criteria include fundamental, behavior, qualitative and macro-economic data. The Sub-Advisor may dispose of the Fund’s interest in an ETP or a particular security if it no longer meets the selection criteria.

The Sub-Advisor seeks to achieve the Fund’s investment objective by using a proprietary overwrite strategy known as Volatility Enhanced Global Appreciation (“VEGA”). VEGA uses the Fund’s portfolio investments in combination with call options on the Fund’s portfolio investments to seek cumulative price appreciation from the portfolio’s global exposure while generating an additional return stream from the sale of covered call and/or cash-secured put options. A covered call option involves holding a long position in a particular asset and writing a call option on that same asset with the goal of realizing additional income from the option premium. A put option is a contract that gives the writer of the option the right to sell a specified amount of the asset underlying the option at a specified price (the “strike price”) within a specified time. When a put option is exercised or assigned, the writer of the option is obligated to purchase the requisite amount of the asset underlying the option to complete the sale. A put option is considered cash-secured when the writer of the put option segregates an amount of cash or cash equivalents sufficient to cover the purchase price of the asset underlying the option. To the extent cash and cash equivalents in the Fund’s portfolio serve as collateral for cash-secured put options, such cash and cash equivalents may not be invested in ETPs, additional options, other securities or other similar investments in pursuit of the Fund’s investment objective. Rather, on a day-to-day basis, such collateral may be invested in U.S. government securities, short-term, high quality fixed income securities, money market instruments, cash, and other cash equivalents with maturities of one year or less, or ETPs that hold such investments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks that may affect the value of its shares, including:

Allocation Risk. The Fund’s particular allocations may have a significant effect on the Fund’s performance. Allocation risk is the risk that the selection of ETPs and the allocation of assets among such ETPs will cause the Fund to underperform other funds with a similar investment objective that do not allocate their assets in the same manner or the market as a whole.

Derivatives Risk. The Fund intends to invest in derivatives to a significant extent. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). Many derivatives (including option contracts) create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk.

Early Closing Risk. An unanticipated early closing of the NYSE Arca, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell shares of the Fund on that day.

ETN Risk. ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and generally, are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to commodities market risk and credit risk.

Large-Capitalization Risk. Large-capitalization stocks tend to go in and out of favor based on market and economic conditions. During a period when the demand for large capitalization stocks is less than for other types of investments — small-capitalization stocks, for instance —the Fund’s performance could be reduced.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Options Risk. Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying security. The Fund also risks losing all or part of the cash paid for purchasing call and put options. Fund assets covering written options cannot be sold while the option is outstanding, unless replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management as well as the ability of the Fund to meet other current obligations.

Premium-Discount Risk. The Fund’s shares may trade above or below their net asset value (“NAV”). The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to regulated investment companies (“RICs”) the Fund must derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Certain of the Fund’s investments may generate income that is not qualifying income. If the Fund were to fail to meet the qualifying income test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Trading Risk. Although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in view of the Exchange, make trading in shares inadvisable.

ETP Investment Risk. Through its investments in ETPs, the Fund will be subject to the risks associated with such investment vehicles’ investments or reference assets in the case of ETNs, including the possibility that the value of the securities or instruments held or tracked by an ETP could decrease. These risks include any combination of the risks described below, as well as certain of the risks described above. The Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation to the ETPs and their exposure to various security types, currencies, market sectors, and geographic regions.

  Commodity Risk. Because certain of the ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs. An ETP’s investment in commodities or commodity-linked derivative instruments may subject the ETP (and indirectly the Fund) to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodities and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
  Concentration Risk. An ETP may, at various times, concentrate in the securities or commodities of a particular industry, group of industries, market sector or geographic region. To the extent an ETP’s investments are so concentrated, the Fund may be adversely affected by political, regulatory, and market conditions affecting the particular industry, group of industries, market sector or geographic region.
  Counterparty Risk. Commodity-linked derivatives, repurchase agreements, swap agreements and other forms of financial instruments that involve counterparties subject an ETP to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations.
  Credit Risk. Certain of the ETPs are subject to the risk that a decline in the credit quality of a portfolio investment or a counterparty to a portfolio investment could cause the ETP’s share price to fall. The ETPs could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations.
  Emerging Markets Risk. There is an increased risk of price volatility associated with an ETP’s investments in, or exposure to, emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

•	Equity Risk. The prices of equity securities in which an ETP invests or is exposed to rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

•	Foreign Currency Risk. Currency movements may negatively impact the value of an ETP portfolio security even when there is no change in the value of the security in the issuer’s home country. Certain ETPs may not hedge against the risk of currency exchange rate fluctuations, while other ETPs may if there is volatility in currency exchange rates.

•	Foreign Securities Risk. An ETP’s investments in, or exposure to, foreign issuers involve certain risks including, but not limited to, risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

•	Investment Risk. The Fund may experience losses with respect to its investment in an ETP. Further, there is no guarantee that an ETP will achieve its objective.

•	Large-Cap Risk. An ETP may invest in large-capitalization companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of small- and mid-cap companies or the market as a whole.

•	Mid-Cap Risk. An ETP may invest in mid-capitalization companies. Mid-cap companies may be more volatile and more likely than large-cap companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-cap companies could trail the returns on investments in stocks of large- or small-cap companies or the market as a whole.

•	Small-Cap Risk. An ETP may invest in small-capitalization companies. Small-cap companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-cap companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may be listed on an exchange or trade over-the-counter, and may or may not pay dividends. During a period when the performance of small-cap stocks falls behind that of other types of investments, such as large-cap stocks, the ETP’s performance could be adversely affected.

•	Tracking Error Risk. Tracking error can arise due to factors such as the effect of transaction fees and expenses incurred by an ETP, changes in composition of the ETP’s benchmark, and the ability of the ETP manager or sponsor to successfully implement his or her investment strategy.

As with any fund, there is no guarantee that the Fund will achieve its investment objective.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor

Partnervest Advisory Services, LLC	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
James G. Herrell, CFA, Director of Investments	since 2008
Kenneth R. Hyman, President and Chief Executive Officer	since 2002

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 50,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.